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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                   FORM 8-K/A


                                  CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report:  February 22, 2001


WTAA  INTERNATIONAL,  INC.
(Exact Name of registrant as specified in its chapter)



Florida                         000-28847                 89145
(State or other jurisdiction   (Commission File Number)   (IRS  Employer
of  incorporation)                                        Identification Number)




1027 S. Rainbow Blvd., Unit 391
Las  Vegas,  NV                                   89145
(Address  of  principal  offices)                 (Zip  Code)



Registrant's telephone number, including area code (702) 341-6622

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT

None

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS

None

ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

None

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT


Amisano and Hanson an independpent auditor of Vancouver British Columbia audited the Company's financial statements for fiscal 1999 and resigned as the Company's auditors in February, 2001. . Grant Thornton of Seattle Washington have been engaged. During the Company's two most recent fiscal years ended December 31, 1998 and 1999, and the subsequent interim period preceding the replacement of Amisano, there were no disagreements with Amisano on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or satisfaction of Amisano, would have caused it to make reference to the subject mater of the disagreements in their report. There were no "reportable events" as that term is described in Item 304 (a) (1) (v) of Regulation S-K with respect to the company during the Company's two most recent fiscal years and the subsequent interim period preceding the resignation of Amisano.

The reports of Amisano Hanson on the Company's financial statement for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and neither statement was qualified or modified as to uncertainty, audit scope or accounting principles. However, Amisano's reports for these fiscal years were modified as to uncertainty with respect to the Company's ability to continue as a going concern. The change of accountants was approved by the board of directors of February 7, 2001. Amisano Hanson resigned on February 7th, 2001.


Neither firm ahs engaged in the preparation of the Company's financial statements.


ITEM  5.     OTHER  EVENTS

On February 7, 2001, the Board of Directors of the Company unanimously resolved to consolidate the Company's share capital on a 15 old shares for one new share of the Company's common shares. On February 22, 2001, the Board of Directors of the Company unanimously resolved a clarifying resolution stating that any fraction of one share be rounded up to the next integer.

The  effect  of  this  is:  to  reduce the issued and outstanding capital common shares  of  the  company  from  22,777,695 to 1,518,513; to reduce the number of issued incentive stock options from 2,500,000 to 166,666; and, to reduce the issued share purchase warrants from 6,804,644 to 453,642. Effective, 2001, the Company changed its CUSIP number from 92933Q101 to 92933Q200 and its
trading  symbol  from  WTAA  to  WTIN    .

ITEM  7.     FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIALS,  &  EXHIBITS

1.0     Communication  from  Silver  State Transfer Agent dated February 5, 2001
1.1     Communication  from  CUSIP  Service  Bureau  dated  February  8,  2001
1.2     News  Release  of  WTAA  International,  Inc.  dated  February  8, 2001.
1.3     Letter  from  former  Auditor  dated  February  22,  2001.

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by th eundersigned thereunto duly authorized.

Date:                                WTAA  International,  Inc.



                                      By:  William  McKay
                                           President,  Chairman,  CEO